Exhibit 32.1.1

Certification of Chief Executive Officer and Chief Financial Officer
pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002

Securities and Exchange Commission
Washington, DC

The undersigned Chief Executive Officer and Chief Financial Officer of Shells Seafood Restaurants, Inc. do hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that Amendment No. 1 to the Annual Report of Shells Seafood Restaurants, Inc. on Form 10-K/A for the fiscal year ended January 2, 2005 fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and the information contained in such Amendment No. 1 to the Annual Report on Form 10-K/A fairly presents, in all material respects, the financial condition and results of operations of Shells Seafood Restaurants, Inc.

A signed original of this written statement required by Section 906 has been provided to Shells Seafood Restaurants, Inc. and will be retained by Shells Seafood Restaurants, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

/s/ LESLIE J. CHRISTON
President and Chief Executive Officer
May 2, 2005

/s/ WARREN R. NELSON
Executive Vice President and Chief Financial Officer
May 2, 2005